UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004
(June 7, 2004)

AirNet Systems, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 2.                                     Acquisition or Disposition of Assets.

On June 7, 2004, the conditions precedent to the effectiveness of the Amended and Restated Credit Agreement, dated as of May 28, 2004 (the “Amended Credit Agreement”), among AirNet Systems, Inc. (the “Company”), the lenders party thereto and The Huntington National Bank, as LC Issuer, as Swingline Lender and as Administrative Agent, were satisfied.  The Amended Credit Agreement serves to amend the Credit Agreement, dated as of September 30, 2002 (the “Prior Credit Agreement”), among the Company, the lenders party thereto and The Huntington National Bank, as Administrative Agent and Lead Arranger.  The Prior Credit Agreement provided the Company with a three-year $35 million unsecured revolving credit facility scheduled to expire on September 30, 2005 and a five-year $20 million unsecured term loan.

The Amended Credit Agreement provides the Company with a secured revolving credit facility under which up to $35 million will be available and secured term loans in the aggregate amount of $14 million.  The amount available under the Amended Credit Agreement at any particular date is further limited to the aggregate of (i) 80% of the Eligible Accounts Receivable (as defined in the Amended Credit Agreement) of the Company and its subsidiaries on a consolidated basis as of that date, (ii) 50% of the Eligible Inventory (as defined in the Amended Credit Agreement) of the Company and its subsidiaries on a consolidated basis as of that date, and (iii) 70% of the Market Value of Eligible Fixed Assets (as defined in the Amended Credit Agreement) of the Company and its subsidiaries on a consolidated basis as of that date.  The revolving credit facility under the Amended Credit Agreement is due to expire on September 30, 2005, while the term loans mature on September 30, 2007.  The Amended Credit Agreement is filed with this Form 8-K as Exhibit 4.1.

The Amended Credit Agreement bears interest at the Company’s option at (a) a fixed rate equal to the Eurodollar Base Rate (as defined in the Amended Credit Agreement) plus a margin determined by the Company’s Leverage Ratio (as defined in the Amended Credit Agreement) or (b) a floating rate based on the greater of (i) the sum of the prime rate established by The Huntington National Bank from time to time plus a margin determined by the Company’s Leverage Ratio and (ii) the sum of 0.5% plus the federal funds rate in effect from time to time.  The term loans require the payment of quarterly installments in the aggregate amount of $1,000,000, commencing on the last day of June 2004 and continuing through September 30, 2007.  The Amended Credit Agreement contains limitations on operating leases, indebtedness, significant corporate changes including mergers and sales of assets, investments in subsidiaries and acquisitions, liens, capital expenditures, transactions with affiliates, sales of accounts receivable, sale and leaseback transactions and other off-balance sheet liabilities, contingent obligations and hedging transactions.  The Amended Credit Agreement also contains financial covenants that require the Company to maintain a minimum Consolidated Tangible Net Worth (as defined in the Amended Credit Agreement) and to not exceed the Fixed Charge Coverage Ratios and Leverage Ratios specified in the Amended Credit Agreement.

As part of the amendment, each of the Company and its subsidiaries executed and delivered a Continuing Security Agreement, pursuant to which each granted a security interest in all of its property, other than any interest in real estate and certain specified personal property assets, to secure the obligations of the Company under the Amended Credit Agreement.  Copies of these Continuing Security Agreements are filed with this Form 8-K as Exhibits 4.2 through 4.7.  The Company has also pledged the shares of its corporate subsidiaries and its membership interest in its subsidiary Fast Forward Solutions, LLC.  Copies of the Stock Pledge Agreement and of the Security Agreement Pledge and Assignment of Membership Interest are filed with this Form 8-K as Exhibits 4.8 and 4.9, respectively.  The Company has also pledged its aircraft pursuant to a Mortgage, Security Agreement and Assignment filed with this Form 8-K as Exhibit 4.10.  Each of the Company’s subsidiaries has guaranteed the obligations of the Company under the Amended Credit Agreement.  Copies of the subsidiaries’ guaranty documents are filed with this Form 8-K as Exhibits 4.11 through 4.13.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1 through 4.13 filed with this Form 8-K.

Item 7.            Financial Statements and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits:

Exhibit No.	Description

4.1

Amended and Restated Credit Agreement, dated as of May 28, 2004, among AirNet Systems, Inc., the lenders from time to time party thereto, and The Huntington National Bank, as LC Issuer, as Swingline Lender and as Administrative Agent

4.2	Continuing Security Agreement, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as lender and as agent

4.3	Continuing Security Agreement, dated as of May 28, 2004, between Float Control, Inc. and The Huntington National Bank, as lender and as agent

4.4	Continuing Security Agreement, dated as of May 28, 2004, between AirNet Management, Inc. and The Huntington National Bank, as lender and as agent

4.5	Continuing Security Agreement, dated as of May 28, 2004, between Jetride, Inc. and The Huntington National Bank, as lender and as agent

4.6	Continuing Security Agreement, dated as of May 28, 2004, between timexpress.com, inc. and The Huntington National Bank, as lender and as agent

4.7	Continuing Security Agreement, dated as of May 28, 2004, between Fast Forward Solutions, LLC and The Huntington National Bank, as lender and as agent

4.8	Stock Pledge Agreement, dated as of May 28, 2004, by AirNet Systems, Inc. in favor of The Huntington National Bank, as agent

4.9	Security Agreement Pledge and Assignment of Membership Interest, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as agent

4.10	Mortgage, Security Agreement and Assignment, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as agent

4.11	Replacement Subsidiary Guaranty, dated as of May 28, 2004, by AirNet Management, Inc., Float Control, Inc. and Jetride, Inc. in favor of The Huntington National Bank, as agent

4.12	Subsidiary Guaranty, dated as of May 28, 2004, by timexpress.com, inc. in favor of The Huntington National Bank, as agent

4.13	Subsidiary Guaranty, dated as of May 28, 2004, by Fast Forward Solutions, LLC in favor of The Huntington National Bank, as agent

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: June 21, 2004	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 21, 2004

AirNet Systems, Inc.

Exhibit No.	Description

4.1

Amended and Restated Credit Agreement, dated as of May 28, 2004, among AirNet Systems, Inc., the lenders from time to time party thereto, and The Huntington National Bank, as LC Issuer, as Swingline Lender and as Administrative Agent*

4.2	Continuing Security Agreement, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as lender and as agent*

4.3	Continuing Security Agreement, dated as of May 28, 2004, between Float Control, Inc. and The Huntington National Bank, as lender and as agent*

4.4	Continuing Security Agreement, dated as of May 28, 2004, between AirNet Management, Inc. and The Huntington National Bank, as lender and as agent*

4.5	Continuing Security Agreement, dated as of May 28, 2004, between Jetride, Inc. and The Huntington National Bank, as lender and as agent*

4.6	Continuing Security Agreement, dated as of May 28, 2004, between timexpress.com, inc. and The Huntington National Bank, as lender and as agent*

4.7	Continuing Security Agreement, dated as of May 28, 2004, between Fast Forward Solutions, LLC and The Huntington National Bank, as lender and as agent*

4.8	Stock Pledge Agreement, dated as of May 28, 2004, by AirNet Systems, Inc. in favor of The Huntington National Bank, as agent*

4.9	Security Agreement Pledge and Assignment of Membership Interest, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as agent*

4.10	Mortgage, Security Agreement and Assignment, dated as of May 28, 2004, between AirNet Systems, Inc. and The Huntington National Bank, as agent*

4.11	Replacement Subsidiary Guaranty, dated as of May 28, 2004, by AirNet Management, Inc., Float Control, Inc. and Jetride, Inc. in favor of The Huntington National Bank, as agent*

4.12	Subsidiary Guaranty, dated as of May 28, 2004, by timexpress.com, inc. in favor of The Huntington National Bank, as agent*

4.13	Subsidiary Guaranty, dated as of May 28, 2004, by Fast Forward Solutions, LLC in favor of The Huntington National Bank, as agent*

*Filed herewith